Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 20th day of February, 2020.

TOM GORES

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Attorney-in-Fact

PLATINUM EQUITY, LLC

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS III MANAGER, LLC

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS III, LLC

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary

PLATINUM EQUITY PARTNERS III, LLC By: Platinum Equity Investment Holdings III, LLC, its senior managing member

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary

PLATINUM EQUITY CAPITAL SHAY PARTNERS I, L.P.
By: Platinum Equity Partners III, LLC, its general partner By: Platinum Equity Investment Holdings III, LLC, its senior managing member

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary

PLATINUM EQUITY CAPITAL SHAY PARTNERS II, L.P.
By: Platinum Equity Partners III, LLC, its general partner By: Platinum Equity Investment Holdings III, LLC, its senior managing member

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary

PLATINUM EQUITY CAPITAL PARTNERS-A III, L.P.
By: Platinum Equity Partners III, LLC, its general partner By: Platinum Equity Investment Holdings III, LLC, its senior managing member

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary

PLATINUM EQUITY CAPITAL PARTNERS-B III, L.P.
By: Platinum Equity Partners III, LLC, its general partner By: Platinum Equity Investment Holdings III, LLC, its senior managing member

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary

PLATINUM EQUITY CAPITAL PARTNERS-C III, L.P.
By: Platinum Equity Partners III, LLC, its general partner By: Platinum Equity Investment Holdings III, LLC, its senior managing member

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary

PE SHAY HOLDINGS, LLC

By:	/s/ Justin Maroldi
Name:	Justin Maroldi
Title:	Assistant Secretary